Federated Hermes Government Obligations Tax-Managed Fund
A Portfolio of Federated Hermes Money Market Obligations Trust
INSTITUTIONAL SHARES (GOTXX)

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2019, AS SUPPLEMENTED
On August 14, 2020, the Board of Trustees of Federated Hermes Money Market Obligations Trust, on behalf of its series, Federated Hermes Government Obligations Tax-Managed Fund (the “Fund”), approved and authorized an adjustment to the Fund’s brokerage allocation methodology, as described below.
1. Accordingly, effective October 1, 2020, please add the following disclosure to the Prospectus at the end of the section entitled “Additional Information Regarding the Security Selection Process:”
“The Adviser will generally seek to place purchase orders for the Fund’s portfolio transactions with women-, minority- and veteran-owned broker-dealers, subject to the Adviser’s duty to seek best execution for the Fund’s orders.”
2. In addition, effective October 1, 2020, please add the following disclosure to the Statement of Additional Information at the end of the first paragraph under the section entitled “Brokerage Transactions and Investment Allocation:”
“The Adviser will generally seek to place purchase orders for the Fund’s portfolio transactions with women-, minority- and veteran-owned broker-dealers, subject to the Adviser’s duty to seek best execution for the Fund’s orders.”
August 17, 2020
Federated Hermes Government Obligations Tax-Managed Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561Contact us at FederatedInvestors.com
or call 1-800-341-7400.Federated Securities Corp., Distributor
Q455147 (8/20)
© 2020 Federated Hermes, Inc.